SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    July 1, 1996


                             Watson Wyatt & Company
               (Exact Name of Registrant as Specified in Charter)


          Delaware                         0-20724          53-0181291

   (State or Other Jurisdiction         (Commission        IRS Employer
      of Incorporation)                 File Number)        Identification No.)


601 13th Street, N.W., Washington, D.C.      20005
(Address of Principal Executive Offices)   (Zip Code)



Registrant's telephone number, including area code        (202) 624-0600

                                The Wyatt Company
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        (Former Name or Former Address, if Changed Since Last Report)







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Item 5.  Other Events.

Effective July 1, 1996, The Wyatt Company merged with its wholly-owned subsidiary, Watson Wyatt & Company, a Delaware corporation. The Wyatt Company was the surviving corporation. Pursuant to the terms of the Agreement of Merger and applicable Delaware law, the name of the surviving corporation is Watson Wyatt & Company.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WATSON WYATT & COMPANY
                                              (Registrant)


Date:  7-15-96                                By: Walter W. Bardenwerper
                                                 Walter W. Bardenwerper,
                                                 Vice President, General
                                                 Counsel and Secretary